COMP
GARMAN TURNER GORDON LLP
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Plaintiff,
by and through the Court-Appointed Receiver

CASE NO: A-25-923753-C
Department 23

DISTRICT COURT

CLARK COUNTY, NEVADA

TTII STRATEGIC ACQUISITIONS & EQUITY GROUP, INC., a Delaware Corporation, by and through its Court-Appointed Receiver, Plaintiff, v. ASTRA ENERGY, INC., a Nevada corporation; RONALD LOUDOUN, an individual; DOE INDIVIDUALS I-X; and ROE ENTITIES I-X, inclusive, Defendants.	CASE NO. DEPT. **COMPLAINT** **<u>Arbitration Exempt</u>:** **Amount in Controversy in Excess of $50,000.00,** **Extraordinary Relief Requested**

COME NOW Plaintiff TTII Strategic Acquisitions & Equity Group, Inc., a Delaware Corporation and Global Tech Industries Group, Inc., a Nevada Corporation, by and through their Court-Appointed Receiver and his counsel, Garman Turner Gordon, hereby alleges against Defendants as follows:

I.

<u>THE PARTIES, JURISDICTION AND VENUE</u>

1. Plaintiff TTII Strategic Acquisitions & Equity Group, Inc. ("T<u>TII</u>") is a Delaware Corporation and a wholly owned subsidiary of Global Tech Industries Group, Inc. ("GTII"), a Nevada Corporation. TTII brings this action by and through the Court-Appointed Receiver.

2. On September 18, 2024, GTII and its subsidiaries, including TTII, were placed into a receivership pursuant to the Order Appointing Receiver, entered by the Honorable Timothy

Willaims of the Eighth Judicial District Court, Clark County, Nevada, Case No. A-24-896359-B, Department XVI. Pursuant to that order, Paul L. Strickland was appointed receiver and empowered to institute actions necessary to carry out the Receiver's mandate.

3. Defendant ASTRA ENERGY, INC ("Astra") is, and at all relevant times was, a Nevada corporation.

4. Defendant RONALD LOUDOUN ("Loudoun") is and at all relevant times was, an individual and Chief Executive Officer of Astra. Loudoun personally guaranteed the obligations of ASRE under the Loan Agreement and Secured Promissory Note (the "Agreement").

5. Defendants designated herein as Does and Roe Entities are individuals and legal entities that are liable to Plaintiff for the claims set forth herein. In addition to possible alter egos of the above-named Defendants, if discovery should reveal the individual Defendants, or any of their trusts, affiliated entities, family members or co-conspirators are participating in fraudulent transfers for the purpose of avoiding Plaintiff, then members of these entities, trusts and/or third-party transferees, including but not limited to new entities formed for the purpose of holding property and assets in which Plaintiff has an interest, shall be added as Defendants herein. Any transactions and the true capacities of Does and Roe Entities are presently unknown to Plaintiff and, therefore, Plaintiff sue said Defendants by such fictitious names. Plaintiff will amend this Complaint to assert the true names and capacities of such Doe and Roe Entities when more information has been ascertained.

6. This Court has personal jurisdiction over the parties.

7. The venue is proper in this Court under NRS Chapter 13 and the parties' agreement, which provides for exclusive venue in Clark County, Nevada.

8. Defendant ASRE is a Nevada corporation, and the loan agreement and note were executed and performed, in whole or in part, in Clark County, Nevada.

9. The amount in controversy exceeds $50,000.

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Garman Turner Gordon LLP
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

II.

GENERAL ALLEGATIONS

A. BACKGROUND INFORMATION

10. On or about February 16, 2023, Plaintiff and Defendant ASRE entered into a Loan Agreement and Secured Promissory Note (the "Agreement").

11. Under the Agreement, Plaintiff loaned Defendant ASRE the principal sum of $100,000.00, for a twelve (12) month term, with a maturity date of February 16, 2024, and an annual interest rate of ten percent (10%).

12. Under the Agreement, at the end of each quarter, ASRE was obligated to pay the accumulated interest for that quarter. The entire principal and final interest payment was due on the maturity date. If ASRE failed to make timely interest payments, Plaintiffs were permitted to assess a $500 late fee per day.

13. ASRE's obligations under the Agreement were secured by an assignment of Patent Number US 2020/0164381 A1, held in the name of ASRE's subsidiary Regreen Technologies, Inc. The Agreement provides that "Should the Borrower fail to pay the Principal and the outstanding interest on that date, the Borrower acknowledges and agrees that the security pledged to the Lender shall become the property of the Lender."

14. Defendant Ronald Loudoun executed the Agreement as personal guarantor of all obligations of ASRE thereunder.

15. Plaintiff performed all conditions, covenants, and obligations required under the Agreement, including funding the loan.

16. The Agreement requires quarterly interest payments and full payment of principal and interest at maturity.

17. Defendants failed to make the required payments under the Agreement and have not otherwise repaid the funds due.

18. On or about February 16, 2024, Plaintiff provided a written notice of default to Defendants.

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Garman Turner Gordon LLP
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

19. To date, Defendants have failed and refused to pay the amounts due and owing under the Agreement, or to deliver the assigned collateral to Plaintiff.

III.

CLAIMS FOR RELIEF

FIRST CLAIM FOR RELIEF

(Breach of Contract – ASRE.)

20. Plaintiff repeats and realleges the allegations set forth in each of the preceding paragraphs, as though set forth fully herein.

21. Plaintiff incorporates by reference the allegations set forth in the foregoing paragraphs.

22. The Agreement constitutes a valid and existing contract between Plaintiff and ASRE.

23. Plaintiff performed all obligations required of it under the Agreement.

24. ASRE materially breached the Agreement by failing to make required payments of interest and principal, and by failing to deliver the assigned collateral.

25. As a direct and proximate result of ASRE's breach, Plaintiff has suffered damages in excess of $50,000.00, including interest, late fees, and attorneys' fees and costs.

SECOND CLAIM FOR RELIEF

(Breach of Guarantee – Loudoun)

26. Plaintiff repeats and realleges the allegations set forth in each of the preceding paragraphs of this Complaint as though set forth fully herein.

27. Defendant Loudoun executed the Agreement as guarantor of ASRE's obligations thereunder.

28. Plaintiff performed all obligations required of it under the Agreement.

29. Loudoun breached the guarantee by failing to make payments when due and to ensure the performance of ASRE's obligations.

30. As a direct and proximate result of Loudoun's breach, Plaintiff has suffered damages in excess of $50,000.00.

Garman Turner Gordon LLP
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

THIRD CLAIM FOR RELIEF

(Breach of Implied Covenant of Good Faith and Fair Dealing – ASRE and Loudoun)

31. Plaintiff repeats and realleges the allegations set forth in each of the preceding paragraphs of this Complaint as though set forth fully herein.

32. The Agreement imposed on each party a duty of good faith and fair dealing.

33. Defendants breached the covenant of good faith and fair dealing by failing to make required payments, failing to deliver the collateral, and otherwise acting to frustrate Plaintiff's contractual rights.

34. As a direct and proximate result of the Defendants' breach, Plaintiff has suffered damages in excess of $50,000.00.

FOURTH CLAIM FOR RELIEF

(Unjust Enrichment – In the Alternative – ASRE)

35. Plaintiff repeats and realleges the allegations set forth in each of the preceding paragraphs of this Complaint as though set forth fully herein.

36. Plaintiff conferred a benefit upon ASRE by providing funds to ASRE, which ASRE has retained without repayment.

37. ASRE's retention of these funds without repayment is unjust and inequitable.

38. As a direct and proximate result, Plaintiff has suffered damages in excess of $50,000.00.

FIFTH CLAIM FOR RELIEF

(Conversion – In the Alternative – ASRE)

39. Plaintiff repeats and realleges the allegations set forth in each of the preceding paragraphs of this Complaint as though set forth fully herein.

40. Plaintiff has a security interest in Patent Number US 2020/0164381 A1.

41. ASRE wrongfully exercised dominion and control over the collateral by failing to deliver the collateral upon demand, thereby depriving Plaintiff of its rights therein.

42. As a direct and proximate result, Plaintiff has suffered damages in excess of $50,000.00.

Garman Turner
Gordon LLP
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

SIXTH CLAIM FOR RELIEF

(Replevin – ASRE)

43. Plaintiff repeats and realleges the allegations set forth in each of the preceding paragraphs of this Complaint as though set forth fully herein.

44. Plaintiff is entitled to immediate possession of Patent Number US 2020/0164381 A1 as collateral for the loan.

45. Defendants have failed and refused to deliver the collateral to Plaintiff and continue to wrongfully possess and exercise control over it.

46. Plaintiff seeks an order for replevin directing Defendants to deliver possession of the collateral to Plaintiff or, in the alternative, for assignment and transfer of all rights, title, and interest in the collateral to Plaintiff.

SEVENTH CLAIM FOR RELIEF

(Declaratory Relief – ASRE)

47. Plaintiff repeats and realleges the allegations set forth in each of the preceding paragraphs of this Complaint as though set forth fully herein.

48. Under NRS 30.040, "[a]ny person interested under a deed, written contract or other writings constituting a contract, or whose rights, status or other legal relations are affected by a statute, municipal ordinance, contract or franchise, may have determined any question of construction or validity arising under the instrument, statute, ordinance, contract or franchise and obtain a declaration of rights, status or other legal relations thereunder."

49. The Agreement provides for the assignment of Patent Number US 2020/0164381 A1 to Plaintiff in the event of a default.

50. Accordingly, Plaintiff is entitled to a declaration that Patent Number US 2020/0164381 A1, and all rights therein, have been assigned to Plaintiff, and that Plaintiff is the owner of the patent, with all rights, title and interests therein.

51. Plaintiff further requests supplemental relief as appropriate, including but not limited to injunctive relief preventing ASRE's use of the patent.

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Garman Turner Gordon LLP
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
(725) 777-3000

PRAYER FOR RELIEF

Plaintiff therefore prays for judgment against Defendants as follows:

1. For damages in excess of $50,000.00, together with interest, late fees, attorneys' fees, and costs;
2. For a declaration that Patent Number US 2020/0164381 A1 has been assigned to Plaintiff and that Plaintiff is the owner of the patent, with all rights, title and interests therein.
3. For supplementary declaratory relief, including injunctive relief.
4. For an order directing Defendants to deliver, assign, or transfer to Plaintiff all rights, title, and interest in Patent Number US 2020/0164381 A1;
5. For an order of replevin for immediate possession of the collateral described above;
6. For pre-judgment and post-judgment interest at the contractual rate;
7. For such other and further relief as the Court deems just and proper.

Dated this 22nd day of July 2025.

GARMAN TURNER GORDON LLP

/s/ Dylan T. Ciciliano

DYLAN T. CICILIANO
Nevada Bar No. 12348
7251 Amigo Street, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Plaintiff,
by and through the Court-Appointed Receiver